Exhibit 99.2

June 26, 2019 1st Quarter Fiscal 2020 SUPPLEMENTAL INFORMATION

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid’s outlook and guidance for fiscal 2020; the expected timing and the ability to complete the subsequent closings of the sale of the remaining Rite Aid distribution centers and related assets to Walgreens Boots Alliance, Inc. ("WBA"); Rite Aid’s competitive position and ability to implement new strategies following completion of such transaction with WBA; and any assumptions underlying any of the foregoing. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the ongoing impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the pending sale of the remaining Rite Aid distribution centers and related assets to WBA, including the possibility that the transactions may not close due to the failure to satisfy the minimal remaining conditions applicable only to the distribution centers being transferred at such distribution center closing; our ability to successfully execute and achieve benefits from our leadership transition plan and organizational restructuring, including our chief executive officer search process, and to manage the transition to a new chief executive officer and other management; the potential for operational disruptions due to, among other things, concerns of management, employees, current and potential customers, other third parties with whom we do business and shareholders; the success of any changes to our business strategy that may be implemented under our new chief executive officer and other management; our ability to achieve cost savings through the organizational restructurings within the anticipated timeframe, if at all; possible changes in the size and components of the expected costs and charges associated with the organizational restructuring plan; and the outlook for and future growth of the Company. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. Safe Harbor Statement 2

Cautionary Note Regarding Pro Forma Information The following presentation provides certain pro forma information regarding the impact of Rite Aid’s pending sale of distribution centers and assets to WBA on Rite Aid’s results of operations and capital structure. The pro forma information is for illustrative purposes only, was prepared by management in response to investor inquiries and is based upon a number of assumptions. The pro forma information assumes the completion of all the asset sales when they actually take place over an extended period of time. Additional items that may require adjustments to the pro forma information may be identified and could result in material changes to the information contained herein. The information in this presentation is not necessarily indicative of what actual financial results of Rite Aid would have been had the sale occurred on the dates or for the periods indicated, nor does it purport to project the financial results of Rite Aid for any future periods or as of any date. Such pro forma information has not been prepared in conformity with Regulation S-X. Rite Aid’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information. Accordingly, they do not express an opinion or provide any form of assurance with respect thereto. The information in this presentation should not be viewed in replacement of results prepared in compliance with Generally Accepted Accounting Principles or any pro forma financial statements subsequently required by the rules and regulations of the SEC. Safe Harbor Statement 3

Non-GAAP Financial Measures The following presentation includes the non-GAAP financial measures, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A. Rite Aid defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, loss on debt retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, a non-recurring litigation settlement, severance, restructuring-related costs and costs related to facility closures and gain or loss on sale of assets). The current calculation of Adjusted EBITDA reflects a modification made in the second quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items. The presentation includes a reconciliation of Adjusted EBITDA to net income (loss), which is the most directly comparable GAAP financial measure. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, a non-recurring litigation settlement, loss on debt retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs and the WBA merger termination fee. The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the second quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx intangible assets only. Additionally, the add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the company was on a FIFO inventory basis. The presentation includes a reconciliation of Adjusted Net Income (Loss) to net income (loss), which is the most directly comparable GAAP financial measure. Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. The presentation includes a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, litigation settlement and other items. The presentation includes a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure. 4

First Quarter Retail Pharmacy Segment same store sales increased 1.4% Same store 30-day equivalent prescription count grew 3.7% Front end same store sales, excluding cigarettes and tobacco products, grew 0.3% Entered into new strategic partnerships: Adobe to enhance our digital capabilities to form deeper relationships with our customers UNFI to expand our offering of natural and organic owned brand consumables Regained access to certain regions of Anthem’s Managed Medicaid networks EnvisonRx Commercial membership expected to increase in calendar 2020 Medicare Part D Membership has increased to 648,000 members Confirmed Fiscal 2020 outlook Identified key “Path to the Future” initiatives to drive significant value in Fiscal 2021 and beyond and reduce our reliance on traditional pharmacy reimbursement rate models: Building solutions to work with regional health plans to improve patient health outcomes Rationalize SKUs in our front end offering to free up working capital, improve front end profitability and improve the customer experience Assess our pricing and promotion strategy Continuous review of our cost structure, including opportunities to use technology and vendor partners to help reduce costs Key First Quarter FY 2020 Highlights 5

Q1 - Fiscal 2020 Summary 6 ($ in millions, except per share amounts) Note: Data on this slide and throughout the presentation is on a continuing operations basis. 13 Weeks Ended June 2, 2018

Q1 - Fiscal 2020 Reconciliation of Net Loss to Adjusted EBITDA 7 ($ in thousands) 13 Weeks Ended June 1, 2019 13 Weeks Ended June 2, 2018 Net Loss (99,339) $ (41,727) $ Adjustments: Interest expense 58,270 62,792 Income tax expense (benefit) 7,374 (9,497) Depreciation and amortization 83,926 94,529 LIFO charge 7,489 9,966 Lease termination and impairment charges 478 9,859 Loss on debt retirements, net - 554 Merger and Acquisition-related costs 3,085 7,188 Stock-based compensation expense 5,380 5,031 Restructuring-related costs 43,350 - Inventory write-downs related to store closings 841 3,833 Gain on sale of assets, net (2,712) (5,859) Other 2,205 1,323 Adjusted EBITDA 110,347 $ 137,992 $ Percent of revenues 2.05% 2.56%

Q1 - Fiscal 2020 Reconciliation of Net Loss to Adjusted Net (Loss) Income 8 ($ in thousands, except per share amounts) ($ in thousands) 13 Weeks Ended June 1, 2019 13 Weeks Ended June 2, 2018 Net Loss $ (99,339) $ (41,727) Add back - Income tax expense (benefit) 7,374 (9,497) Loss before income taxes $ (91,965) $ (51,224) Adjustments: Amortization expense 27,660 35,400 LIFO charge 7,489 9,966 Merger and Acquisition-related costs 3,085 7,188 Restructuring-related costs 43,350 - Adjusted (loss) income before income taxes $ (10,381) $ 1,330 Adjusted income tax (benefit) expense (2,862) 306 Adjusted net (loss) income $ (7,519) $ 1,024 Net loss per diluted share $ (1.88) $ (0.79) Adjusted net (loss) income per diluted share $ (0.14) $ 0.02

Q1 - Fiscal 2020 Summary – Retail Pharmacy Segment 9 ($ in millions) (1) Refer to slides 11 and 12 for the reconciliations of these non-GAAP measures to their applicable GAAP measures. Q2 - Fiscal 2017 Summary RETAIL PHARMACY SEGMENT ($ in millions) 13 Weeks Ended June 1, 2019 13 Weeks Ended June 2, 2018 Revenue $ 3,864.8 $ 3,897.8 Adjusted EBITDA Gross Profit (1) $ 1,040.3 26.92% $ 1,084.0 27.81% Adjusted EBITDA SG&A(1) $ 956.3 24.74% $ 979.9 25.14% Adjusted EBITDA $ 84.0 2.17% $ 104.1 2.67%

Retail Pharmacy Segment revenue decreased $33.0 million. Same store sales increased 1.4%, driven primarily by a 3.7% increase in same store prescription count. The increase in same store sales was offset by the impact of store closures in the prior year. Adjusted EBITDA Gross Profit decreased $43.7 million and Adjusted EBITDA Gross Margin decreased by 90 bps. Adjusted EBITDA gross profit decreased primarily due to reimbursement rate pressure that the company was not able to fully offset with both generic drug purchasing efficiencies and increases in prescriptions filled in comparable stores. Additionally, Adjusted EBITDA Gross Profit was negatively impacted by a $12.5 million charge for a change in estimated exposure for a retroactive billing from a state Medicaid agency. Adjusted EBITDA SG&A was $23.7 million better than the prior year. Adjusted EBITDA SG&A was positively impacted by a decrease in store and corporate salaries and benefits, partially offset by lower TSA fee income from WBA. Q1 - Fiscal 2020 Summary – Retail Pharmacy Segment 10

Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment 11 ($ in millions) Reconciliation of Adjusted EBITDA Gross Profit Retail Pharmacy Segment ($ in thousands) 13 Weeks Ended June 1, 2019 13 Weeks Ended June 2, 2018 Revenues $ 3,864.8 $ 3,897.8 Gross Profit 1,030.5 1,069.5 Addback: LIFO charge 7.5 10.0 Depreciation and amortization (COGS portion only) 2.3 2.4 Other - 2.1 Adjusted EBITDA Gross Profit $ 1,040.3 $ 1,084.0 Adjusted EBITDA Gross Profit as a percent of revenue 26.92% 27.81%

Reconciliation of Adj. EBITDA SG&A - Retail Pharmacy Segment 12 ($ in millions) Reconciliation of Adjusted EBITDA SG&A Retail Pharmacy Segment ($ in thousands) 13 Weeks Ended June 1, 2019 13 Weeks Ended June 2, 2018 Revenues $ 3,864.8 $ 3,897.8 Selling, general and administrative expenses 1,071.3 1,064.4 Less: Depreciation and amortization (SG&A portion only) 65.0 70.0 Stock based compensation expense 5.3 5.0 Merger and Acquisition-related costs 2.3 7.2 Restructuring-related costs 39.4 - Other 3.0 2.3 Adjusted EBITDA SG&A $ 956.3 $ 979.9 Adjusted EBITDA SG&A as a percent of revenue 24.74% 25.14%

Pharmacy Services Segment Results 13 ($ in millions) Pharmacy Services Segment Results ($ in millions) 13 Weeks Ended June 1, 2019 13 Weeks Ended June 2, 2018 Revenues $ 1,566.3 $ 1,542.8 Cost of Revenues 1,470.1 1,443.5 Gross Profit 96.2 99.3 Selling, General and Administrative Expense (91.3) (88.2) Addback: Depreciation and Amortization 16.6 22.5 Merger and Acquisition-related costs 0.8 - Restructuring-related costs 4.0 - Other - 0.3 Adjusted EBITDA - Pharmacy Services Segment $ 26.3 $ 33.9

Revenues increased $23.5 million due to an increase in our Medicare Part D revenues. Adjusted EBITDA decreased $7.5 million year-over-year, primarily due to margin compression in the company’s commercial business and SG&A investments we have made to support our current year and future growth. Q1 - FY 2020 Summary – Pharmacy Services Segment 14

Front End Sales Rx Sales Comparable Store Sales Growth 15 Script Count (1) (1) Script count growth shown on a 30-day equivalent basis. FY 2018 FY 2019 FY 2020 - 5.5% - 4.9% - 3.5% - 2.3% - 0.1% 1.6% 3.1% 2.1% 2.3% - 1.1% - 0.8% - 0.5% - 0.6% - 1.8% - 0.1% - 1.5% - 1.9% - 0.3% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 - 1.1% - 2.0% - 2.4% - 1.8% - 1.5% 1.1% 2.4% 0.8% 3.7%

Capitalization Table 16 ($ in thousands) Note: Debt in the capitalization table is shown net of unamortized debt issuance costs. June 1, 2019 March 2, 2019 Secured Debt: Senior secured revolving credit facility due December 2023 977,028 $ 850,931 $ FILO term loan due December 2023 446,338 446,082 1,423,366 1,297,013 Unsecured Guaranteed Debt: 6.125% senior secured notes due April 2023 1,737,550 1,736,508 1,737,550 1,736,508 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 293,747 293,705 6.875% fixed-rate senior notes due December 2028 127,374 127,358 421,121 421,063 Lease financing obligations 34,430 40,176 Total Debt: 3,616,467 3,494,760 Currend maturities of long-term debt and lease fiancing obligations (11,751) (16,111) Long-term debt & lease financing obligations, less current maturities 3,604,716 3,478,649 Total debt and lease financing obligations, continuing operations Less: current maturities of long-term debt and lease financing oblligations, continuing operations 3,616,467 3,494,760 Long-term debt & lease financing obligations, less current maturities, continuing operations (11,751) (16,111) 3,604,716 $ 3,478,649 $ Total Debt gross 3,660,920 3,541,666 Less: Unamortized debt issue costs (44,453) (46,906) Total Debt per balance sheet 3,616,467 $ 3,494,760 $

Pro Forma Leverage Ratio 17 ($ in thousands) FY 2018 Debt Table (Dollars in thousands) December 2, 2017 Secured Debt: Senior secured revolving credit facility due January 2020 ($1,925,000 and $2,430,000 face value less unamortized debt issuance costs of $18,308 and $24,918) $ 1,906,692 Tranche 1 Term Loan (second lien) due August 2020 ($470,000 face value less unamortized debt issuance costs of $3,249 and $4,167) 466,751 Tranche 2 Term Loan (second lien) due June 2021 ($500,000 face value less unamortized debt issuance costs of $2,008 and $2,431) 497,992 Other secured 90 2,871,525 Unsecured Guaranteed Debt: 9.25% senior notes due March 2020 ($902,000 face value plus unamortized premium of $1,568 and $2,071 and less unamortized debt issuance costs of $5,575 and $7,527) 897,993 6.75% senior notes due June 2021 ($810,000 face value less unamortized debt issuance costs of $5,247 and $6,360) 804,753 6.125% senior secured notes due April 2023 ($1,800,000 face value less unamortized debt issuance costs of $22,777 and $25,984) 1,777,223 3,479,969 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 ($295,000 face value less unamortized debt issuance costs of $1,501 and $1,625) 293,499 6.875% fixed-rate senior notes due December 2028 ($128,000 face value less unamortized debt issuance costs of $723 and $771) 127,277 420,776 Lease financing obligations 57,990 Total Debt: 6,830,260 Current maturities of long-term debt and lease financing obligations (22,262) Long-term debt and lease financing obligations, less current maturities $ 6,807,998 Total Debt, gross: $ 6,889,647 Less: Unamortized debt issue costs 59,387 Total Debt per balance sheet: $ 6,830,260 Leverage Ratio New Slide: June 1, 2019 Total Debt: $ 3,604,716 Less: Cash and cash equivalents (190,453) Less: Distribution center sale proceeds (157,063) Pro Forma Net Debt $ 3,257,200 LTM Adjusted EBITDA: Retail Pharmacy Segment 385,085 Pharmacy Services Segment 150,714 LTM Adjusted EBITDA $ 535,799 Pro Forma Leverage Ratio 6.08

FY 2020 Guidance 18 ($ in thousands) RITE AID CORPORATION AND SUBSIDIARIES SUPPLEMENTAL INFORMATION RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE YEAR ENDING MARCH 2, 2019 (In thousands, except per share amounts) (unaudited) Guidance Range Low High Total Revenues $ 21,500,000 $ 21,900,000 Same store sales 0.00% 1.00% Gross Capital Expenditures $ 250,000 $ 250,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (220,000) $ (170,000) Adjustments: Interest expense 240,000 240,000 Income tax expense 5,000 15,000 Depreciation and amortization 340,000 340,000 LIFO charge 30,000 30,000 Lease termination and impairment charges 25,000 25,000 Restructuring-related costs 55,000 55,000 Other 25,000 25,000 Adjusted EBITDA $ 500,000 $ 560,000

FY 2020 Guidance (cont.) 19 ($ in thousands, except per share amounts) RITE AID CORPORATION AND SUBSIDIARIES SUPPLEMENTAL INFORMATION RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET INCOME GUIDANCE YEAR ENDING MARCH 2, 2019 (In thousands, except per share amounts) (unaudited) Guidance Range Low High Net loss $ (220,000) $ (170,000) Add back - Income tax expense 5,000 15,000 Loss before income taxes (215,000) (155,000) Adjustments: Amortization expense 120,000 120,000 LIFO charge 30,000 30,000 Restructuring-related costs 55,000 55,000 Adjusted (loss) income before adjusted income taxes (10,000) 50,000 Adjusted income tax (benefit) expense (3,000) 14,000 Adjusted net (loss) income $ (7,000) $ 36,000 Diluted adjusted net (loss) income per share $ (0.14) $ 0.72

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